UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2015

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As disclosed on page 33 of the proxy statement for the 2015 Annual Meeting of Shareholders of Dime Community Bancshares, Inc. ("DCOM" or "the Company"), as of December 31, 2014, the Company's three most highly compensated officers, Vincent F. Palagiano, Michael P. Devine, and Kenneth J. Mahon, held 117,580, 90,537, and 49,462 respective options at an option price of $15.10, with terms set to expire on May 31, 2015.

The Company expects that each of the executives will exercise all of these options, and, for reasons associated with tax liability and/or estate planning, sell the shares obtained  in the open market (a "cashless exercise"), provided that the price of the Company's stock remains at or above the option price. Mr. Devine has already transacted cashless exercises for 65,302 of his aforementioned 90,537 options.

Messrs. Palagiano, Devine and Mahon are among the four major individual holders of shares of the Company's common stock. As of the most recent proxy filing, Mr. Palagiano had beneficial ownership of 1,084,172 shares (2.9% of outstanding shares), Mr. Devine held 686,515 shares (1.8% of outstanding shares), and Mr. Mahon held 417,664 shares (1.1% of outstanding shares). These numbers would be reduced by the amount of shares sold under cashless exercise transactions, including the 65,302 shares that have already been transacted by Mr. Devine.

Additionally, in the aggregate Messrs. Palagiano, Devine, and Mahon have a non-beneficial ownership interest in 717,902 shares of the Company's common stock that are held in a rabbi trust for the Benefit Maintenance Plan ("BMP"), a non-qualified benefit plan.  See the accompanying table, "Inside Ownership of Executive Team" presented on the next page.

MINIMUM OWNERSHIP REQUIREMENTS. As disclosed on page 26 of the most recent proxy statement, Messrs. Palagiano, Devine and Mahon are currently required to own at minimum, 225,576 shares, 174,238 shares and 155,570 shares of the Company's common stock, respectively.  All three officers will remain well above these levels subsequent to the likely cashless exercises noted above.

RECENT VESTING OF STOCK AWARDS. On May 1, 2015, a vesting of previously granted restricted stock award shares occurred for all insiders of the Company except Mr. Palagiano. Mr. Devine and Mr. Mahon presently intend to retain ownership of their vested shares.  While it is expected that the full insider group will retain ownership of the majority of their vested shares, a portion have either previously been, or will be, sold by insiders prior to May 30, 2015 primarily to fund personal income tax liability derived from the vesting.  The Company does not indemnify insiders for individual tax liability associated with the vesting of award shares.

 1  Insider Ownership of Executive Team  Represents shares held in trust for the benefit of the respective officer under the BMP. Messrs. Palagiano, Devine, and Mahon have investment risk, but neither voting nor investment power with respect to these shares. However, since Dime Community Bancshares, Inc. maintains full voting and dispositive powers over these shares, they are included in the total beneficial ownership amount for the full Directors and executive officer group. DCOM has a very high percentage of insider ownership. All directors and executive officers as a group (18) own 14.0% of DCOM.  OPTIONS EXPIRING MAY 31, 2015 expected to be exercised ($15.10)            V. Palagiano  M. Devine  K. Mahon  Total  Ownership (2015 Proxy total)   1,084,172    686,515    417,664    2,188,351   $15.10 options expiring 5/31/2015   117,580    90,537    49,462    257,579   Proxy total AFTER Option Exercises   966,592    595,978    368,202    1,930,772   BMP Shares(1)  348,759  237,603  131,540  717,902  Total ownership  1,315,351  833,581  499,742  2,648,674  Total % ownership after option exercise(2)  3.6%  2.3%  1.4%  7.2%

 1  Insider Ownership of Executive Team  Represents shares held in trust for the benefit of the respective officer under the BMP. Messrs. Palagiano, Devine, and Mahon have investment risk, but neither voting nor investment power with respect to these shares. However, since Dime Community Bancshares, Inc. maintains full voting and dispositive powers over these shares, they are included in the total beneficial ownership amount for the full Directors and executive officer group DCOM has a very high percentage of insider ownership. All directors and executive officers as a group (18) own 14.0% of DCOM.  OPTIONS EXPIRING MAY 31, 2015 expected to be exercised ($15.10)            V. Palagiano  M. Devine  K. Mahon  Total  Ownership (2015 Proxy total)   1,084,172    686,515    417,664    2,188,351   $15.10 options expiring 5/31/2015   117,580    90,537    49,462    257,579   Proxy total AFTER Option Exercises   966,592    595,978    368,202    1,930,772   BMP Shares(1)  348,759  237,603  131,540  717,902  Total ownership  1,315,351  833,581  499,742  2,648,674  Total % ownership after option exercise(2)  3.6%  2.3%  1.4%  7.2%

 1  Insider Ownership of Executive Team  DCOM has a very high percentage of insider ownership. All directors and executive officers as a group (18) own 14.0% of DCOM.(2) Represents shares held in trust for the benefit of the respective officer under the BMP. Messrs. Palagiano, Devine, and Mahon have investment risk, but neither voting nor investment power with respect to these shares. However, since Dime Community Bancshares, Inc. maintains full voting and dispositive powers over these shares, they are included in the total beneficial ownership amount for the full Directors and executive officer group.  OPTIONS EXPIRING MAY 31, 2015 expected to be exercised ($15.10)            V. Palagiano  M. Devine  K. Mahon  Total  Ownership (2015 Proxy total)   1,084,172    686,515    417,664    2,188,351   $15.10 options expiring 5/31/2015   117,580    90,537    49,462    257,579   Proxy total AFTER Option Exercises   966,592    595,978    368,202    1,930,772   BMP Shares(2)  348,759  237,603  131,540  717,902  Total ownership  1,315,351  833,581  499,742  2,648,674  Total % ownership after option exercise(1)  3.6%  2.3%  1.4%  7.2%

 1  Insider Ownership of Executive Team  DCOM has a very high percentage of insider ownership. All directors and executive officers as a group (18) own 14.0% of DCOM.  OPTIONS EXPIRING MAY 31, 2015 expected to be exercised ($15.10)            V. Palagiano  M. Devine  K. Mahon  Total  Ownership (2015 Proxy total)   1,084,172    686,515    417,664    2,188,351   $15.10 options expiring 5/31/2015   117,580    90,537    49,462    257,579   Proxy total AFTER Option Exercises   966,592    595,978    368,202    1,930,772   BMP Shares  348,759  237,603  131,540  717,902  Total ownership  1,315,351  833,581  499,742  2,648,674  Total % ownership after option exercise  3.6%  2.3%  1.4%  7.2%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

/s/ MICHAEL PUCELLA
By: ___________________________________________
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated: May 18, 2015